SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

ASSURETEC Holdings, Inc.
(Name of registrant as specified in its charter)

Delaware	000-50506	20-0007441
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

200 Perimeter Road, Manchester, NH 03103
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (603) 641-8443

Item 7.01     Regulation FD Disclosure.

     On February 22, 2006, ASSURETEC Holdings, Inc. issued a press release which is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report under Item 7.01 (including the exhibit) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. The information included under Item 7.01 of this report does not constitute a determination of whether any information included in that section is material

ITEM 9.01     Financial Statements and Exhibits

Exhibit
Number                     Exhibit Title

99.1	Press Release dated February 22, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 22, 2006

ASSURETEC HOLDINGS, INC.

By: /s/ R. Bruce Reeves R. Bruce Reeves President and chief Executive Officer